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                                                                    Exhibit 10.5

                                                                  EXECUTION COPY

               AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING
                                CREDIT AGREEMENT


               AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING AGREEMENT dated as of May 1, 1998 (the "Amendment") among GENEVA STEEL COMPANY, a Utah corporation (the "Borrower"), the financial institutions listed on the signature pages to the Credit Agreement (as defined below) (each individually a "Lender" and collectively the "Lenders"), the issuer party thereto (the "Issuer"), CITICORP USA, INC., a Delaware corporation ("CUSA"), as agent under the Credit Agreement for itself and the Lenders (in such capacity, the "Agent"), and HELLER FINANCIAL, INC., as co-agent (the "Co-Agent"). All capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned thereto in the Credit Agreement referred to below.

                                   WITNESSETH:

               WHEREAS, the Borrower, the Lenders, the Issuer, the Agent and the Co-Agent have entered into a Second Amended and Restated Revolving Credit Agreement dated as of May 14, 1996 (the "Credit Agreement", and the terms defined in the Credit Agreement being used herein as therein defined);

               WHEREAS, the Borrower and the Majority Lenders pursuant to
Section 10.1 of the Credit Agreement desire to amend the Credit Agreement; and

               WHEREAS, the Majority Lenders are willing to amend the Credit Agreement in the manner and on the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

               SECTION 1. Amendments to the Credit Agreement.

               (a) The definition of "Reportable Event" is amended by deleting the words "Section 4043(b)" and substituting therefor the words "Section 4043(c)".

               (b) Section 4.9(a) of the Credit Agreement is amended by deleting the second sentence thereof and substituting therefor the following:


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                        There are no Multiemployer Plans,
                     and except as set forth on Schedule 4.9
                           hereto, no Title IV Plans.

               (c) Section 4.9(b) of the Credit Agreement is amended by adding the words "Except for the Title IV Plan described on Schedule 4.9, as to which a timely application will be filed," at the beginning thereof.

               (d) Section 7.9 of the Credit Agreement is amended by deleting the parenthetical in the fourth line thereof and substituting therefor the following:

                    (except for any such Plan listed on Schedule 4.9 on the Closing Date and except for the Title IV Plan described on Schedule 4.9 so long as the annual contributions with respect thereto do not exceed $4,000,000 in each fiscal year).

               (e) Schedule 4.9 of the Credit Agreement is deleted in its entirety and Schedule 4.9 attached hereto is substituted therefor.

               SECTION 2. Representations and Warranties.

               Borrower hereby represents and warrants to the Majority Lenders that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and will not violate the certificate of incorporation or by-laws of Borrower; (ii) this Amendment is the legal, valid, binding and enforceable obligation of Borrower, enforceable against it in accordance with its terms; (iii) the representations and warranties contained in the Credit Agreement as amended by this Amendment are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by the Credit Agreement as amended by this Amendment; and (iv) after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.



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               SECTION 3. Conditions to Effectiveness.

               This Amendment shall become effective (the "Effective Date") when, and only when, (i) the Borrower and the Majority Lenders shall have signed a copy hereof (whether the same or different copies), (ii) the Majority Lenders shall have received certified resolutions of the Board of Directors of Borrower authorizing the transactions contemplated hereunder and (iii) the Majority Lenders shall have received a certificate from a Responsible Officer of Borrower certifying that the representations and warranties set forth in Section 2 hereof are true and correct on and as of the Effective Date.

               SECTION 4. No Modification.

               This Amendment is limited as specified herein and, except as provided herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document, all of which shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

               SECTION 5. Counterparts.

               This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

               SECTION 6. References to Loan Documents.

               From and after the Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

               SECTION 7. Governing Law.

               THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



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               SECTION 8. Release.

               BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST SUCH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE.

               IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.


                                 GENEVA STEEL COMPANY


                                 By: /s/ Dennis L. Wanlass
                                    ---------------------------------------
                                    Name:  Dennis L. Wanlass
                                    Title: Vice President, Treasurer
                                    and Chief Financial Officer




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                                 CITICORP USA, INC.
                                  as Agent


                                 By: /s/ John Podkowsky
                                    ---------------------------------------
                                    Name:  John Podkowsky
                                    Title: Attorney-in-Fact



                                 Lenders

                                 CITICORP USA, INC.


                                 By: /s/ John Podkowsky
                                    ---------------------------------------
                                    Name:  John Podkowsky
                                    Title: Attorney-in-Fact




                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION


                                 By: /s/ J.K. Williams
                                    ---------------------------------------
                                     Name: Janet K. Williams
                                     Title: Duly Authorized Signatory



                                 IBJ SCHRODER BANK & TRUST
                                 COMPANY


                                 By: /s/ John Butera
                                    ---------------------------------------
                                    Name: John Butera
                                    Title: V.P.

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                                 TRANSAMERICA BUSINESS CREDIT
                                 CORPORATION


                                 By: /s/    Michael Burns
                                    ---------------------------------------
                                     Name:  Michael S. Burns
                                     Title: Senior Vice President



                                 CORESTATES BANK, N.A.


                                 By: /s/    Jennifer Avrigian
                                    ---------------------------------------
                                     Name:  Jennifer Avrigian
                                     Title: AVP



                                 HELLER FINANCIAL, INC.


                                 By: /s/    T. Bukowski
                                    ---------------------------------------
                                     Name:  T. Bukowski
                                     Title: Sr. Vice President



                                 MELLON BANK, N.A.


                                 By: /s/    Daniel K. Clancy
                                    ---------------------------------------
                                     Name:  Daniel K. Clancy
                                     Title: Vice President
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                                 LASALLE BUSINESS CREDIT, INC.


                                 By: /s/    Mark E. Landsem
                                    ---------------------------------------
                                     Name:  Mark E. Landsem
                                     Title: Vice President


                                 PNC BUSINESS CREDIT


                                 By: /s/    Michael D. Shover
                                    ---------------------------------------
                                     Name:  Michael D. Shover
                                     Title: Bank Officer

                                 NATIONSBANK, N.A.


                                 By: /s/    Melba B. Quizon
                                    ---------------------------------------
                                     Name:  Melba B. Quizon
                                     Title: Vice President


                                 BNY FINANCIAL CORP. as Successor in interest to THE BANK OF NEW YORK
                                 COMMERCIAL CORPORATION


                                 By: /s/    Stephen V. Mangiante
                                    ---------------------------------------
                                     Name:  Stephen V. Mangiante
                                     Title: Vice President


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                                 SANWA BUSINESS CREDIT
                                 CORPORATION


                                 By: /s/    Peter L. Skavla
                                    ---------------------------------------
                                     Name:  Peter L. Skavla
                                     Title: Vice President


                                 CIT GROUP/BUSINESS CREDIT, INC.


                                 By: /s/   William Shiro
                                    ---------------------------------------
                                    Name:  William Shiro
                                    Title: Assistant Vice President




                                 Issuer

                                 CITIBANK, N.A.



                                 By: /s/   John Podkowsky
                                    ---------------------------------------
                                    Name:  John Podkowsky
                                    Title: Attorney-in-Fact



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